Exhibit 10.7

GLOBALINK INVESTMENT INC.
1180 Avenue of the Americas, 8 Floor

New York, NY 10036

December 6, 2021

GL Sponsor LLC
1180 Avenue of the Americas, 8 Floor

New York, NY 10036

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Globalink Investment Inc. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), GL Sponsor LLC (“Sponsor”) shall make available to the Company certain office space, secretarial and administrative services as may be required by the Company from time to time, situated at 1180 Avenue of the Americas, 8 Floor, New York, NY 10036 (or any successor location). In exchange therefore, the Company shall pay Sponsor a sum not to exceed $10,000 per month, on the Effective Date and continuing monthly thereafter until the Termination Date. Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established by the Company for the benefit of the Company’s public stockholders upon the consummation of the IPO as described in the Registration Statement (“Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature page follows]

Very truly yours,

GLOBALINK INVESTMENT INC.

By:	/s/ Say Leong Lim
Name:	Say Leong Lim
Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

GL SPONSOR LLC

By:	/s/ Sally Lim
Name:	Sally Lim
Title:	Manager

[Signature page to Administrative Services Agreement]